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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 6, 2000



                            ViroPharma Incorporated
                            -----------------------
                (Exact name of issuer as specified in charter)



DELAWARE                                 0-021699                 23-2789550
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
of Incorporation or                        file                  Identification
Organization)                             number)                    Number)



                            405 EAGLEVIEW BOULEVARD
                          EXTON, PENNSYLVANIA  19341
                   (Address of principal executive offices)


                                (610) 458-7300
             (Registrant's telephone number, including area code)
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Item 5 - Other Events.

     As is more fully described in the attached press release that is incorporated herein by reference, on July 6, 2000, ViroPharma Incorporated ("ViroPharma") announced the appointment of Dennis Purcell to its board of directors as a Class III director to serve until the 2002 annual meeting of shareholders. Mr. Purcell will also serve on the audit committee. Mr. Purcell replaces Ann H. Lamont on the ViroPharma board of directors.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

          Exhibit No.    Description
          -----------    -----------

             99          ViroPharma Incorporated Press Release dated July 6,
                         2000
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                                  Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   ViroPharma Incorporated


Date: July 7, 2000                 By: /s/ Claude H. Nash
                                       ------------------
                                       Claude H. Nash
                                       President and Chief Executive Officer
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                               Index to Exhibits

Exhibit No.    Description
-----------    -----------

    99         ViroPharma Incorporated Press Release dated July 6, 2000